Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002

In connection with the Amendment No. 1 to Annual Report of VectoIQ Acquisition Corp. (“the Company”) on Form 10-K/A for the year ended December 31, 2019, as filed with the Securities and Exchange Commission (the “SEC”) on the date hereof (the “Report”), I, Stephen Girsky, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 15, 2020

/s/ Stephen Girsky
Stephen Girsky
Chief Executive Officer